Exhibit 10.1
THIRD AMENDMENT AGREEMENT
     THIS THIRD AMENDMENT AGREEMENT, dated September 11, 2008 (this “Agreement”), is among Zila, Inc., a Delaware corporation (the “Company”), Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd. and Visium Long Bias Fund, LP (the “Visium Entities”), and Atlas Master Fund, Ltd. (“Atlas” and, collectively with the Visium Entities, the “Investors”).
W I T N E S S E T H:
     WHEREAS, the Company entered into a Purchase Agreement, dated as of November 13, 2006 (the “Note Purchase Agreement”), with the investors party thereto pursuant to which, among other things, the Company issued (i) an aggregate of 9,100,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) $12,075,000 in aggregate principal amount of the Company’s 12% Convertible Notes (the “Convertible Notes”) convertible into shares of the Company’s Common Stock, at a conversion price of $1.75, (iii) Warrants (the “Initial Warrants”) to acquire an aggregate of up to 5,403,000 shares of Common Stock at an exercise price of $2.21 per share and (iv) Warrants (the “Additional Warrants”) to acquire an aggregate of up to 3,105,000 shares of Common Stock at an exercise price of $2.21 per share; and
     WHEREAS, pursuant to the terms of the Note Purchase Agreement, the Visium Entities acquired (i) $5,000,000.25 in aggregate principal amount of the Convertible Notes, (ii) Initial Warrants to acquire an aggregate of 428,569 shares of Common Stock and (iii) Additional Warrants to acquire an aggregate of 1,285,712 shares of Common Stock; and
     WHEREAS, the Company entered into a Purchase Agreement, dated as of November 13, 2006 (the “Secured Note Purchase Agreement”), with the investors party thereto pursuant to which, among other things, the Company issued (i) an aggregate of $12,000,001.20 in principal amount of the Company’s 6% Senior Secured Convertible Notes (the “Secured Notes”) convertible into shares of Common Stock (the “Note Conversion Shares”) at a conversion price of $2.20 and (ii) Warrants (the “Secured Note Warrants”) to acquire an aggregate of up to 1,909,089 shares of Common Stock at an exercise price of $2.21 per share; and
     WHEREAS, pursuant to the terms of the Secured Note Purchase Agreement, (A) the Visium Entities acquired (i) $7,500,000.20 in aggregate principal amount of the Secured Notes and (ii) Secured Note Warrants to acquire an aggregate of 1,193,180 shares of Common Stock and (B) Atlas acquired (i) $4,500,001 in aggregate principal amount of the Secured Notes and (ii) Secured Note Warrants to acquire an aggregate of 715,909 shares of Common Stock; and
     WHEREAS, in connection with the Secured Note Purchase Agreement, the Company, the Investors and Balyasny Asset Management, L.P., as collateral agent (the “Agent”) entered into a Pledge and Security Agreement, dated as of November 28, 2006 (the “Security Agreement”); and
     WHEREAS, effective August 13, 2007, the Company entered into an Amendment Agreement with the Investors providing for, among other things, (i) the repurchase of 932,832 Note Conversion Shares; (ii) the repurchase of 227,270 Secured Note Warrants; and (iii) an amendment and restatement of the Secured Notes; and
     WHEREAS, effective June 3, 2008, the Company entered into a Second Amendment Agreement with the Investors and the Agent providing for, among other things, (i) the Investors’ surrender to the Company for cancellation of Initial Warrants, Additional Warrants and Secured Note Warrants to acquire an aggregate of 3,396,100 shares of Common Stock; and (ii) an amendment and restatement of the Secured Notes (references to the “Secured Notes” shall mean such notes as amended and restated on June 3, 2008); and
     WHEREAS, the parties hereto believe it is in their respective best interests to amend the Secured Notes as provided herein.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:
     Section 1. Note Amendment. Effective on the date hereof, the Secured Notes are amended to include the following new Section 16:
“16. Limitation on Conversion. The Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 4 hereof, in the event that, after giving effect to such conversion, the Holder (together with the Holder’s Affiliates) would beneficially own in excess of 4.999% (the “Maximum Percentage”) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note, but shall exclude the number of shares of Common Stock that would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note (if any) beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Company Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  For purposes of this Section 16, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 16, in determining the number of issued and outstanding shares of Common Stock, the Holder may rely on the number of issued and outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company, or (z) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock issued and outstanding.  Upon the request of the Holder, the Company shall within one (1) Business Day confirm to the Holder the number of shares of Common Stock then issued and outstanding. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (x) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (y) any such increase or decrease will apply only to the Holder and not to any other holder of the Company Notes.  The provisions of this Section 16 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 16 to correct this Section (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.”
     Section 2. Company Representations. The Company hereby represents and warrants to each of the Investors as follows:
     (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, all of which have been duly authorized by all requisite corporate action. The Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.
     (b) Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will (i) contravene any provision contained in the Certificate of Incorporation or Bylaws of the Company, (ii) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any material contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other instrument or obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any governmental authority, in each case to which the Company is a party or by which the Company is bound or to which any of its assets or properties are subject, (iii) result in the creation or imposition of any material lien, claim, charge, mortgage, pledge, security interest, equity, restriction or other encumbrance (collectively, “Encumbrances”) on any of the assets or properties of the Company or any subsidiary, or (iv) result in the acceleration of, or permit any person to accelerate or declare due and payable prior to its stated maturity, any obligation of the Company or any subsidiary.
     (c) No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Company.
     Section 3. Investor Representations. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company (as to itself only) as follows:
     (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, all of which have been duly authorized by all requisite corporate, partnership or limited liability company action, as applicable. This Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding agreement, enforceable against it in accordance with its terms.
     (b) Neither the execution and delivery of this Agreement by it nor the performance by it of its obligations hereunder will (i) contravene any provision contained in its organizational documents, (ii) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any material contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other instrument or obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any governmental authority, in each case to which it is a party or by which it is bound or to which any of its assets or properties are subject, or (iii) result in the creation or imposition of any material Encumbrances on the Secured Notes.
     (c) No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by it.
     Section 4. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event that at any time hereafter any further action is necessary to carry out the purposes of this Agreement, the parties hereto shall take all such action without any further consideration therefor.
     Section 5. Equitable Remedies. Each of the parties hereto acknowledges that the other parties hereto would suffer immediate and irreparable harm for which an adequate remedy would not be available at law as a result of any breach of this Agreement. Accordingly, in the event of any breach, or threatened breach, of the provisions of this Agreement, each party hereto shall be entitled to an order of specific performance or other injunctive relief against the breaching party in addition to any other rights and remedies to which they may be entitled, whether at law or in equity, and each party hereby irrevocably and unconditionally consents to the entry of an order providing such relief in the event of any breach or threatened breach of the terms hereof by such party. No party shall be required to post any bond or other security in connection with any such action for specific performance or other injunctive relief.
     Section 6. Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other parties hereto. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     Section 7. Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.
     Section 8. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
     Section 9. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:
If to the Company:
Zila, Inc.
5227 North 7th Street
Phoenix, Arizona 85014-2800
Attention: David R. Bethune
Fax: (602) 230-8418
If to the Investors or the Agent:
To the addresses set forth on the signature pages hereto.
     Section 10. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.
     Section 11. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     Section 12. Entire Agreement. This Agreement and the other agreements referenced herein constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
     Section 13. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
     Section 14. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges, except as provided in the Security Agreement, that no other Investor has acted as agent for such Investor in connection herewith and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Company or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.
     Section 15. No Strict Construction. Each of the parties hereto acknowledges that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against any party.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY:

ZILA, INC.

By:	/s/ David R. Bethune

Name: David R. Bethune
Title: Chairman & CEO

INVESTORS:

ATLAS MASTER FUND, LTD.

By:	/s/ Scott Schroeder

Name: Scott Schroeder
Title: Authorized Signatory

Address for Notice:

Balyasny Asset Management, L.P.
181 West Madison
Suite 3600
Chicago, Illinois 60602

VISIUM BALANCED OFFSHORE FUND, LTD.

By:	/s/ Mark Gottlieb

Name: Mark Gottlieb
Title: Authorized Signatory

Address for Notice:

Visium Asset Management, LLC
950 Third Avenue
New York, New York 10022
[Signature Page to Third Amendment Agreement; Signatures Continued on Next Page]

VISIUM LONG BIAS FUND, LP

By:	/s/ Mark Gottlieb

Name: Mark Gottlieb
Title: Authorized Signatory

Address for Notice:

Visium Asset Management, LLC
950 Third Avenue
New York, New York 10022

VISIUM LONG BIAS OFFSHORE FUND, LTD.

By:	/s/ Mark Gottlieb

Name: Mark Gottlieb
Title: Authorized Signatory

Address for Notice:

Visium Asset Management, LLC
950 Third Avenue
New York, New York 10022

VISIUM BALANCED FUND, LP

By:	/s/ Mark Gottlieb

Name: Mark Gottlieb
Title: Authorized Signatory

Address for Notice:

Visium Asset Management, LLC
950 Third Avenue
New York, New York 10022
[Signature Page to Third Amendment Agreement]